UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2005

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

Universal American Financial Corp. (“Universal American”) would like to clarify the December 2005 enrollment data for its private fee-for-service business recently distributed by The Centers for Medicare and Medicaid Services (“CMS”).  Universal American believes that this release did not contain complete information for new members enrolled through the November CMS reporting date.  Based upon consistent metrics, this release should have reflected aggregate enrollment of approximately 4,800 members in Universal American’s private fee-for-service programs through its subsidiary companies American Progressive Life and Health Insurance Company of New York and The Pyramid Life Insurance Company.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information contained herein may include “forward-looking statements” within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, the Company’s membership data for its private fee-for-service business, future economic performance, plans and objectives for future operations, projections of revenue and other financial items, and references to the estimate of the accretion from recent acquisitions.  Forward-looking statements can be identified by the use of words such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans,” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in the Company’s filing with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  The Company assumes no obligation to update and supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ Robert A. Waegelein
Robert A. Waegelein
Executive Vice President and
Chief Financial Officer

Date:  December 21, 2005